Credit Suisse High Yield Bond Fund
466 Lexington Avenue
New York, NY 10017
-----------------------------------------------
Trustees
Enrique R. Arzac
Lawrence J. Fox
James P. McCaughan
James S. Pasman, Jr.
-----------------------------------------------
Officers
G. Moffett Cochran
President
Martin Jaffe
Vice President,
Secretary and Treasurer
Brian A. Kammerer
Vice President
Michael A. Pignataro
Chief Financial Officer
-----------------------------------------------
Investment Adviser
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
-----------------------------------------------
Administrator
PFPC, Inc.
400 Bellevue Parkway
Wilmington, DE  19809
-----------------------------------------------
Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ  08540
-----------------------------------------------
Shareholder Servicing Agent
PFPC, Inc.
101 Federal Street
Boston, MA 02110
-----------------------------------------------
Legal Counsel
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019
-----------------------------------------------
Independent Accountants
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103
-----------------------------------------------



                -----------------------------------------------
                                  Credit Suisse

                              High Yield Bond Fund

                       (formerly DLJ High Yield Bond Fund)
                -----------------------------------------------







                               SEMI-ANNUAL REPORT
                                 April 30, 2001

Dear Shareholder:

We are writing to report on the activities of Credit Suisse High Yield Bond Fund (formerly, DLJ High Yield Bond Fund) ("the Fund") for the fiscal half-year ended April 30, 2001 and to discuss our investment strategy.

On April 30, 2001, the Fund's net asset value ("NAV") was $5.48, compared to an NAV of $6.16 at October 31, 2000. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.46 per share) for the period was -3.7%.

At April 30, 2001, $354.7 million was invested in high yield debt securities; $5.8 million in investment-grade debt securities and $8.9 million in equity securities. Of the debt securities, the largest concentration (73.2%) was invested in issues rated B through BBB.

Recent Events

As you probably already know, management of the Fund changed in December 2000 to the Credit Suisse Asset Management, LLC ("CSAM") high yield team headed by Rich Lindquist. We are pleased to report that the CSAM team, an experienced and tightly knit group, is progressing toward its goal of bringing the Fund into line with the other high yield portfolios we manage. In addition, a new Board has been elected. On May 25, 2001 Enrique R. Arzac, Lawrence J. Fox, James P. McCaughan and James S. Pasman, Jr., were elected as Trustees of the Fund.

The nature of this task is not as simple as it might seem. Two aspects of it are especially challenging. These are the rebalancing of exposure to industry sectors and the reduction of exposure to individual securities.

   o With regard to rebalancing, previous sector exposures were substantively different from those that we target. We are thus making these changes: reducing and revising the Fund's allocation to telecommunications (i.e., relative to broad high yield market indices) to a market-neutral level from an overweight; reducing steel to an underweight from an overweight; and raising underweights in cable television, gaming and energy to overweights.

   o With regard to individual securities, we prefer to own a more diversified group of holdings with lower face amounts per issue.

The normal difficulties involved in making each of these changes have been exacerbated by the high yield market's extraordinarily high volatility and low liquidity over the last few months. Due to this volatility and other aspects of the market environment, we expect the transition process to be a gradual one that will take a while longer. In conclusion, CSAM is restructuring the Fund's portfolio to improve the credit quality of the Fund's holdings. CSAM, believes that the restructuring may contribute to a more stable dividend rate.

The Market: Down, Up and Down Again

As measured by the Salomon Smith Barney High-Yield Market Index ("SSBHYMI"), aggregate high yield securities rose 2.3% during the fiscal half-year.

Investor perceptions entering the period were fairly negative due to several factors. Data reported by the U.S. government, for instance, increasingly indicated that the economy was slowing down at a faster pace than previously expected. Because slowing macroeconomic growth has distinctly unfavorable implications for lower-quality borrowers in the form of higher interest rates, reduced access to credit and falling profitability, prices and sentiment in the high yield market deteriorated accordingly.

Another adverse condition was harsh selling in the equity market whose own directional movement frequently affects that of high yield. This was especially notable among telecommunications companies, which account for the single-biggest industry weighting in most broad high yield indices. Other adverse conditions included weak new issuance, large investor withdrawals from high yield mutual funds, rising energy prices, and an increase in the number and rate of defaulted high yield issuers.

Things dramatically improved in January, however, sparked by the Federal Reserve's unexpected reduction of short-term U.S. interest rates by a half-point on the 3rd. Although it was widely anticipated that the Fed would cut rates fairly early in 2001, few observers thought it would act so swiftly and decisively. Financial assets of all kind rallied for most of the month, with relatively risky categories like high yield and stocks faring particularly well. The Fed cut another half-point at its regularly scheduled meeting on January 31st.

Enthusiasm for high yield at this time took several forms. Broker-dealers who provide much of the market's trading liquidity bought actively in order to cover their short positions, for example. New issuance exploded to meet booming demand. Prices of battered bonds in the telecommunications and media industries sharply rebounded. Individual investors responded to all of these developments by pouring new cash into high yield mutual funds.

Sentiment--and pricing--worsened in February and March. With macroeconomic data turning inauspicious and the Fed's next monetary-policy meeting not scheduled until March 20th, anxiety rose about whether the Fed would continue to ease as proactively as it had in January. By mid-March, a growing number of observers were predicting that the Fed would cut rates by three-quarters of a percentage point or even an entire point, up from a previous consensus estimate of a half-point. When the Fed eased by a half-point on the 20th, therefore, investors were disappointed and expressed themselves by selling heavily.

High yield continued to decline in line with stocks, through much of April. High yield responded primarily to anxiety about macroeconomic growth and disappointing earnings reports from a variety of prominent companies. Activity perked up on the 18th, however, when the Fed made another unexpected half-point cut in short-term interest rates. Investors had concluded that the Fed would probably stay on the sidelines until its next scheduled monetary-policy meeting on May 15th, and thus were pleasantly surprised when the rate-cut was announced on the 18th.

Performance: Hurt By Sector Allocation

The Fund underperformed the broad high yield market in the fiscal half-year due to sector allocations compared to high yield indices like SSBHYMI. Relative results were lowest in November and March, which were among the period's poorest months both for high yield and equities.

The portfolio was most negatively impacted by comparatively high allocations to several telecommunications subsectors, including broadband, diversified service providers, satellite, competitive local-exchange carriers and Internet service providers. Performance additionally suffered from comparatively low allocations to wireless telecom providers, as well as the energy and gaming industries.

On the positive side, however, the portfolio also included above-market allocations to the pharmaceutical, cable television and oil equipment sectors, each of which outperformed the overall high yield market.

Outlook: Cautious Now, More Optimistic Later

Our near-term outlook for high yield is one of caution. We expect both that volatility will stay high and activity in high yield will continue to be closely linked to the stock market.

The view becomes more optimistic as we look further ahead in the year. In particular, we anticipate that the aggressive stance taken by the Fed with regard to cutting interest rates should start to bear fruit toward year-end. We agree with the widespread opinion, furthermore, that the Fed will likely make additional cuts in the next few months. Given the historical tendency of financial markets to trade in anticipation of the future, high yield could benefit accordingly.

Within the Fund, we have raised our exposure to the cable television and energy sectors, which we intend to raise further. We also intend to add to positions in gaming and utilities, as well as to reorganize telecommunications exposure to favor wireless companies and de-emphasize broadband and diversified service providers.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to CSAM at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 331-1710.

                                     Sincerely yours,

                                     /s/ James P. McCaughan
                                     -----------------------------------
                                     James P. McCaughan
                                     Trustee *


                                     /s/ Richard J. Lindquist
                                     ------------------------------------
                                     Richard J. Lindquist
                                     Portfolio Manager**


* James P. McCaughan is a Managing Director and Chief Executive Officer of CSAM. He joined CSAM in 2000 from Oppenheimer Capital, where he was President and Chief Operating Officer. Previously, he was President and Chief Executive Officer of UBS Asset Management (New York); had global responsibility for institutional asset management for Union Bank of Switzerland; was President of UBS International Investment in London; was an equity portfolio manager at Phillips & Drew Fund Management in London; and was an actuary at Lane Clark & Peacock in London. Mr. McCaughan is Director and/or Chairman of other investment companies advised by CSAM.

** Richard J. Lindquist, who is a Managing Director of CSAM, is primarily responsible for management of the Fund's assets. He has served in such capacity since December 8, 2000. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Income Fund, Inc.

Credit Suisse High Yield Bond Fund

   Top Ten Holdings (unaudited)
   (as a % of net assets as of 4/30/2001)
------------------------------------------------------

Security Description
1. Charter Communications Holdings LLC      2.91%     6.  Allied Waste North America,          2.29%
   8.625% 04/01/09                                        Series B
   9.920% 04/01/11                                        10.000% 08/01/09
2. Crown Castle International Corp.         2.49%     7.  Polska Telefonica Cyfrowa            2.29%
   10.375% 05/15/11                                       International Finance II SA
    9.500% 08/01/11                                       11.250% 12/01/09
3. Fleming Cos., Inc.                       2.41%     8.  Paxson Communications Corp.          2.26%
   10.625% 07/31/07                                       Preferred
4. Regional Independent Media               2.38%     9.  Fairchild Corp.                      2.24%
   10.500% 07/01/08                                       10.750% 04/15/09
5. Packaging Corp. of America               2.30%    10.  R&B Falcon Corp.                     2.23%
   9.625% 04/01/09                                        9.500% 12/15/08



   Credit Quality Breakdown (unaudited)
   (as a % of total investments as of 4/30/2001)
-------------------------------------------------------


   A/A                                     1.6%
   BB/Ba                                   6.3
   B/B                                    66.9
   CCC/Caa                                19.1
   CC/Ca                                   0.8
   NR                                      2.9
                                         -----
    Subtotal                              97.6
   Equities and Other                      2.4
                                         -----
    Total                                100.0%
                                         =====

Credit Suisse High Yield Bond Fund--Statement of Investments   April 30, 2001
(unaudited)
--------------------------------------------------------------------------------

BONDS - 138.1%

                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
AEROSPACE--5.7%
 Compass Aerospace Corp.,  Series B
   10.125% 04/15/05 **..............................   $ 3,275,000   $   736,875
 Fairchild Corp.
   10.750% 04/15/09 **..............................     7,000,000     5,845,000
 Hexcel Corp.
   9.750% 01/15/09 **...............................     4,000,000     3,880,000
 Transdigm Inc.
   10.375% 12/01/08.................................     4,500,000     4,393,125
                                                                      ----------
                                                                      14,855,000
                                                                      ----------
CABLE/BROADCASTING--15.3%
 @Entertainment, Inc.
   14.500% 02/01/09 **, ***.........................    10,200,000     4,998,000
 Cablevision SA
   13.750% 04/30/07.................................     5,000,000     3,300,000
 Callahan Nordrhein Westfalen
   14.000% 07/15/10 *, **...........................     5,000,000     5,100,000
 Citadel Broadcasting Co.
   10.250% 07/01/07 **..............................     3,000,000     3,210,000
 Covad Communications Group, Inc.,
   Series B
   12.000% 02/15/10 **..............................     4,000,000       480,000
 CSC Holdings, Inc.
   7.625% 04/01/11 *................................     1,500,000     1,456,689
 DIVA Systems Corp., Series B
   12.625% 03/01/08 ***.............................     1,750,000       288,750
 Intermedia Communications, Inc.,
   Series B
   12.250% 03/01/09 **, ***.........................     7,600,000     5,054,000
 McLeodUSA, Inc.
   11.375% 01/01/09.................................       500,000       437,500
 NTL Communications Corp.,
   Series B
   11.500% 10/01/08 **..............................     5,000,000     4,250,000
 NTL Communications Corp.,
   Series B
    12.375% 10/01/08 **, ***........................     2,000,000     1,060,000
 Regional Independent Media
   10.500% 07/01/08 **..............................     6,000,000     6,202,500
 UnitedGlobalCom, Inc., Series B
   10.750% 02/15/08 ***.............................     5,000,000     2,475,000
 Viatel, Inc.
   11.500% 03/15/09 **, +...........................     1,000,000       125,000
 Winstar Communications, Inc.
   14.750% 04/15/10 **, ***, +......................     2,983,000        18,644
 Young Broadcasting, Inc.
   10.000% 03/01/11 **..............................     1,500,000     1,455,000
                                                                      ----------
                                                                      39,911,083
                                                                      ----------
CHEMICALS--7.6%
 Avecia Group PLC
   11.000% 07/01/09 **..............................     3,000,000     3,180,000
 Huntsman ICI Holdings LLC
   0.000% 12/31/09 **...............................    10,880,000     3,427,200
 Kaiser Aluminum & Chemical Corp.
   12.750% 02/01/03 **..............................     6,000,000     5,490,000
 Lyondell Chemical Co.
   10.875% 05/01/09 **..............................     4,500,000     4,590,000
 Mississippi Chemical Corp.
   7.250% 11/15/17..................................       750,000       348,750
 Sterling Chemicals, Inc.
   8.375% 02/15/08 **...............................       250,000       253,125
 Sterling Chemicals, Inc.
   11.750% 08/15/06 **..............................     2,000,000       410,000

                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
 Terra Industries, Inc., Series B
   10.500% 06/15/05.................................   $ 1,500,000   $ 1,252,500
 United Industries Corp., Series B
   9.875% 04/01/09 **...............................     1,050,000       771,750
                                                                      ----------
                                                                      19,723,325
                                                                      ----------
CONSTRUCTION & BUILDING MATERIALS--1.6%
 Albecca, Inc.
   10.750% 08/15/08 **..............................     3,000,000     2,970,000
 Henry Co., Series B
   10.000% 04/15/08 **..............................       500,000       143,125
 KB Home
   9.500% 02/15/11..................................     1,000,000     1,002,500
                                                                      ----------
                                                                       4,115,625
                                                                      ----------
CONSUMER PRODUCTS & SERVICES--3.1%
 American Axle &
   Manufacturing, Inc.
   9.750% 03/01/09 **...............................     2,000,000     1,985,000
 Iron Mountain, Inc.
   8.625% 04/01/13 **...............................       800,000       808,000
 J.L. French Automotive
   Castings, Inc., Series B
   11.500% 06/01/09 **..............................     4,000,000     1,700,000
 Neff Corp
   10.250% 06/01/08 **..............................     3,000,000     1,305,000
 Salton, Inc.
   12.250% 04/15/08 *, **...........................     1,000,000     1,007,500
 Samsonite Corp.
   10.750% 06/15/08 **..............................     1,500,000     1,207,500
 Styling Technology Corp.
   10.875% 07/01/08 **, +...........................     1,500,000        11,250
                                                                      ----------
                                                                       8,024,250
                                                                      ----------
ELECTRONICS--1.2%
 Condor Systems, Inc., Series B
   11.875% 05/01/09 **..............................       750,000       498,750
 SCG Holding Corp. Semiconductor
   Components Industries LLC
   12.000% 08/01/09 **..............................     3,575,000     2,556,125
                                                                      ----------
                                                                       3,054,875
                                                                      ----------
ENERGY--11.7%
 Abraxas Petroleum Corp., Series A
   11.500% 11/01/04.................................     1,895,000     1,781,300
 Baytex Energy, Ltd.
   10.500% 02/15/11 *...............................     1,000,000     1,012,500
 Chesapeake Energy Corp.
   8.125% 04/01/11 **...............................     2,500,000     2,440,625
 Denbury Management, Inc.
   9.000% 03/01/08..................................     1,000,000       970,000
 Great Lakes Carbon Corp.,
   Series B
   10.250% 05/15/08 **..............................     4,630,000     2,801,150
 Grey Wolf, Inc.
   8.875% 07/01/07 **...............................     2,300,000     2,351,750
 Grey Wolf, Inc., Series C
   8.875% 07/01/07 **...............................     1,000,000     1,022,500
 Mariner Energy, Inc., Series B
   10.500% 08/01/06 **..............................     4,000,000     3,990,000
 R&B Falcon Corp.
   9.500% 12/15/08..................................     5,000,000     5,812,500
 Southwest Royalties, Inc., Series B
   10.500% 10/15/04.................................     1,500,000     1,308,750
 Swift Energy Co.
   10.250% 08/01/09 **..............................     2,000,000     2,150,000

See notes to financial statements.

Credit Suisse High Yield Bond Fund--Statement of Investments   April 30, 2001
(unaudited)
--------------------------------------------------------------------------------

                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
 Trico Marine Services, Inc., Series G
   8.500% 08/01/05..................................   $ 3,000,000   $ 2,977,500
 Wiser Oil Co.
   9.500% 05/15/07..................................     2,097,000     1,803,420
                                                                      ----------
                                                                      30,421,995
                                                                      ----------
ENTERTAINMENT--2.0%
 AMC Entertainment, Inc.
   9.500% 03/15/09..................................     6,000,000     5,145,000
                                                                      ----------
                                                                       5,145,000
                                                                      ----------
FINANCIAL SERVICES--9.8%
 Americredit Corp.
   9.875% 04/15/06 **...............................     4,000,000     4,020,000
 Asat Finance LLC
   12.500% 11/01/06 **..............................     3,250,000     3,250,000
 Metris Cos., Inc.
   10.125% 07/15/06 **..............................     4,750,000     4,346,250
 Ocwen Financial Corp.
   11.875% 10/01/03 **..............................     3,445,000     3,289,975
 Ono Finance PLC
   13.000% 05/01/09.................................     5,980,000     4,813,900
 Polska Telefonica Cyfrowa
   International Finance II SA
   11.250% 12/01/09.................................     6,000,000     5,970,000
                                                                      ----------
                                                                      25,690,125
                                                                      ----------
FOOD, BEVERAGE & TOBACCO--4.8%
 Fleming Cos., Inc.
   10.625% 07/31/07 **..............................     6,120,000     6,288,300
 Luigino's, Inc.
   10.000% 02/01/06.................................     4,000,000     3,420,000
 Volume Services America, Inc.
   11.250% 03/01/09 **..............................     3,000,000     2,745,000
                                                                      ----------
                                                                      12,453,300
                                                                      ----------
HEALTH CARE--4.5%
 Alaris Medical, Inc.
   11.125% 08/01/08 **, ***.........................    10,000,000     1,550,000
 Davita, Inc.
   7.000% 05/15/09 *, **............................     5,000,000     4,556,250
 Extendicare Health Services, Inc.
   9.350% 12/15/07..................................     1,000,000       860,000
 Kinetic Concepts, Inc., Series B
   9.625% 11/01/07 **...............................     4,500,000     4,230,000
 Magellan Health Services, Inc.
   9.000% 02/15/08 **...............................       600,000       565,500
                                                                      ----------
                                                                      11,761,750
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS--7.0%
 Actuant Corp.
   13.000% 05/01/09 **..............................     2,750,000     2,763,750
 Allied Waste North America,
   Series B
   10.000% 08/01/09.................................     5,750,000     5,972,812
 Continental Global Group, Inc.,
   Series B
   11.000% 04/01/07 **..............................     2,000,000       850,000
 Great Lakes Dredge & Dock
   11.250% 08/15/08 **..............................     2,500,000     2,515,625
 Grove Worldwide LLC
   9.250% 05/01/08 **, +............................     5,000,000       318,750
 Jordan Industries, Inc., Series D
   10.375% 08/01/07 **..............................     4,500,000     3,802,500

                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
 Roller Bearing Co. of America,
   Series B
   9.625% 06/15/07 **...............................   $ 1,000,000   $   906,250
 Venture Holdings Trust
   11.000% 06/01/07 **..............................     2,000,000     1,270,000
                                                                      ----------
                                                                      18,399,687
                                                                      ----------
METALS & MINING--0.3%
 LTV Corp.
   11.750% 11/15/09 **, +...........................     6,000,000       390,000
 Renco Steel Holdings, Inc.,
   Series B
   10.875% 02/01/05 **..............................     3,000,000       495,000
                                                                      ----------
                                                                         885,000
                                                                      ----------
PAPER & FOREST PRODUCTS--5.5%
 Amercian Tissue, Inc., Series B
   12.500% 07/15/06 **..............................     4,000,000     3,540,000
 Packaging Corp. of America
   9.625% 04/01/09 **...............................     5,550,000     5,994,000
 Riverwood International Corp.
   10.875% 04/01/08 **..............................     5,000,000     4,825,000
                                                                      ----------
                                                                      14,359,000
                                                                      ----------
PHARMACEUTICALS--3.7%
 ICN Phaarmaceuticals, Inc.
   8.750% 11/15/08 *................................     5,700,000     5,749,875
 King Pharmaceutical, Inc.
   10.750% 02/15/09 **..............................     3,667,000     3,942,025
                                                                      ----------
                                                                       9,691,900
                                                                      ----------
PUBLISHING & INFORMATION SERVICES--2.8%
 Liberty Group Operating, Inc.
   9.375% 02/01/08 **...............................     3,500,000     2,922,500
 Liberty Group Publishing, Inc.
   11.625% 02/01/09.................................     3,000,000     1,965,000
 Phoenix Color Corp.
   10.375% 02/01/09.................................     3,450,000     2,328,750
                                                                      ----------
                                                                       7,216,250
                                                                      ----------
RESTAURANTS, HOTELS & CASINOS--10.5%
 Advantica Restaurant Group, Inc.
   11.250% 01/15/08 **..............................     6,000,000     3,690,000
 American Restaurant Group, Inc.,
   Series B
 11.500% 02/15/03 ..................................     1,250,000     1,156,250
 Ameristar Casinos, Inc.
   10.750% 02/15/09 *...............................     1,500,000     1,545,000
 Argosy Gaming Co.
   10.750% 06/01/09.................................     4,000,000     4,315,000
 CKE Restaurants, Inc.
   9.125% 05/01/09 **...............................     1,000,000       540,000
 Extended Stay America, Inc.
   9.150% 03/15/08 **...............................     5,000,000     4,825,000
 Fitzgeralds Gaming Corp., Series B
   12.250% 12/15/04 +...............................     1,731,402     1,049,662
 Hard Rock Hotel, Inc., Series B
 9.250% 04/01/05 ...................................       900,000       805,500
 Hollywood Casino Corp.
   11.250% 05/01/07 **..............................     5,350,000     5,778,000
 Hollywood Casino Corp.
   13.000% 08/01/06 **..............................     2,000,000     2,185,000
 HMH Properties, Inc., Series A
   7.875% 08/01/05..................................       500,000       492,500
 Penn National Gaming, Inc.
   11.125% 03/01/08 *...............................     1,000,000     1,021,250
                                                                      ----------
                                                                      27,403,162
                                                                      ----------

See notes to financial statements.

Credit Suisse High Yield Bond Fund--Statement of Investments   April 30, 2001
(unaudited)
--------------------------------------------------------------------------------

                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
RETAIL--3.3%
 Big 5 Corp., Series B
   10.875% 11/15/07 **..............................   $ 3,500,000   $ 3,206,875
 J. Crew Operating Corp.
   10.375% 10/15/07 **..............................     3,500,000     2,905,000
 Musicland Group, Inc., Series B
   9.875% 03/15/08 **...............................     2,500,000     2,625,000
                                                                      ----------
                                                                       8,736,875
                                                                      ----------
TELECOMMUNICATIONS--30.0%
 360Networks, Inc.
   12.000% 08/01/09 **..............................     4,800,000       648,000
 Adelphia Communications Corp.
   10.875% 10/01/10.................................     3,000,000     3,180,000
 American Cellular Corp.
   9.500% 10/15/09 **...............................     1,000,000       977,500
 Charter Communications
   Holdings LLC
   8.625% 04/01/09..................................     3,000,000     2,932,500
 Charter Communications
   Holdings LLC
   9.920% 04/01/11 ***..............................     6,500,000     4,663,750
 Crown Castle International Corp.
   10.375% 05/15/11 **, ***.........................     6,750,000     4,961,250
 Crown Castle International Corp.
   9.500% 08/01/11 **, ***..........................     1,500,000     1,530,000
 Dobson Sygnet Communications Co.
   12.250% 12/15/08.................................     4,000,000     4,060,000
 Dolphin Telecom PLC
   11.500% 06/01/08 **, ***.........................     2,250,000       171,563
 Dolphin Telecom PLC, Series B
   14.000% 05/15/09 ***.............................     6,000,000       532,500
 Echostar DBS Corp.
   9.375% 02/01/09..................................     4,150,000     4,264,125
 Filtronic PLC
   10.000% 12/01/05 **..............................     4,000,000     2,940,000
 GenTek, Inc.
   11.000% 08/01/09 **..............................     5,500,000     5,500,000
 Global Crossing Holdings, Ltd.
   9.625% 05/15/08..................................       900,000       859,500
 GT Group Telecom, Inc.
   13.250% 02/01/10 ***.............................     6,750,000     2,362,500
 Impsat Fiber Networks, Inc.
   13.750% 02/15/05.................................     1,000,000       552,500
 Impsat Fiber Networks, Inc.
   12.375% 06/15/08 **..............................     4,000,000     1,770,000
 Insight Communications Co., Inc.
   12.250% 02/15/11 ***.............................     2,000,000     1,140,000
 Level 3 Communications, Inc.
   9.125% 05/01/08..................................       700,000       455,000
 Mediacom LLC/Capital Corp.
   9.500% 01/15/13 *................................     2,000,000     1,960,000
 Netia Holdings BV, Series B
   10.250% 11/01/07 **..............................     2,000,000     1,250,000
 Netia Holdings II BV, Series B
   13.125% 06/15/09 **..............................     4,000,000     2,860,000
 Nextel Communications, Inc.
   9.500% 02/01/11 *, **............................       800,000       662,000


                                                        Principal
                                                          Amount        Value
                                                        ----------    ----------
 Nextel Partners, Inc.
   14.000% 02/01/09 *, ***..........................   $   900,000   $   555,750
 Pegasus Communications Corp.,
   Series B
   9.750% 12/01/06..................................     2,000,000     1,850,000
 Pegasus Communications Corp.,
   Series B
   9.625% 10/15/05 **...............................     4,000,000     3,660,000
 Primus Telecommunications
   Group, Inc.
   11.250% 01/15/09.................................     5,000,000     1,175,000
 Primus Telecommunications
   Group, Inc.
   12.750% 10/15/09 **..............................     1,000,000       205,000
 PSINet, Inc.
   11.500% 11/01/08.................................     4,000,000       280,000
 PSINet, Inc., Series B
   10.000% 02/15/05.................................     2,000,000       130,000
 RCN Corp.
   11.125% 10/15/07 **, ***.........................     9,000,000     1,867,500
 Spectrasite Holdings, Inc., Series B
   12.875% 03/15/10 **, ***.........................     2,500,000     1,250,000
 Tele1 Europe BV
   13.000% 05/15/09 **..............................     6,000,000     5,250,000
 TeleCorp PCS, Inc.
   11.625% 04/15/09 ***.............................     6,500,000     4,192,500
 Tritel Pcs, Inc.
   10.375% 01/15/11 *, **...........................       750,000       701,250
 Triton PCS Holdings, Inc.
   11.000% 05/01/08 ***.............................     5,400,000     4,266,000
 Versatel Telecom International NV
   13.250% 05/15/08 **..............................     3,000,000     1,275,000
 Versatel Telecom International NV
   11.875% 07/15/09 **..............................     3,500,000     1,452,500
 Winstar Communications, Inc.
   12.750% 04/15/10 **, +...........................     6,518,000       114,065
                                                                      ----------
                                                                      78,457,253
                                                                      ----------
TEXTILES & APPAREL--1.7%
 BGF Industries, Inc., Series B
   10.250% 01/15/09.................................     4,000,000     3,720,000
 Galey & Lord, Inc.
   9.125% 03/01/08..................................     1,500,000       847,500
                                                                      ----------
                                                                       4,567,500
                                                                      ----------
TRANSPORTATION--6.0%
 Amtran, Inc.
   9.625% 12/15/05 **...............................     5,500,000     4,372,500
 North American Van Lines, Inc.
   13.375% 12/01/09 *, **...........................     2,500,000     2,262,500
 Rent-A-Center, Inc.
   11.000% 08/15/08 **..............................     5,500,000     5,555,000
 Worldwide Flight Services
   12.250% 08/15/07 **..............................     4,000,000     3,420,000
                                                                      ----------
                                                                      15,610,000
                                                                      ----------
TOTAL BONDS
   (Cost $459,674,785)..............................
                                                                     360,482,955
                                                                      ----------

See notes to financial statements.

Credit Suisse High Yield Bond Fund--Statement of Investments   April 30, 2001
(unaudited)
--------------------------------------------------------------------------------

                                                          Shares        Value
                                                        ----------    ----------
PREFERRED STOCKS--3.2%
 Paxson Communications
   Corp. **.........................................         5,894   $ 5,893,688
 Viasystems Group, Inc. ............................       239,019     2,390,193
                                                                      ----------
TOTAL PREFERRED STOCKS
   (Cost $9,273,458)................................                   8,283,881
                                                                      ----------


WARRANTS--0.2%
 Asat Finance LLC *, ++
   (expires 11/01/06)...............................         5,000       125,000
 GT Group Telecom, Inc. *, ++
   (expires 02/01/10)...............................         6,750       182,250
 Ono Finance PLC ++
   (expires 05/31/09)...............................         5,980       239,200
 Versatel Telecom International
   NV *, ++ (expires 05/15/08)......................         3,000       109,875
 Worldwide Flight Services *, ++
   (expires 08/15/07)...............................         4,000            40



                                                        Shares          Value
                                                      -----------    -----------
 XM Satellite Radio, Inc. ++
   (expires 03/15/10).............................          5,000    $    15,625
                                                                     -----------
TOTAL WARRANTS
 (Cost $879,286) .................................                       671,990
                                                                     -----------
REPURCHASE AGREEMENT--36.9%
 Bear Stearns & Co., 4.813%, dated 04/30/01, due
 05/01/01, proceeds at maturity $96,351,010
 (fully collateralized by U.S. Government and
 Agency Securities) ..............................                    96,351,010
                                                                     -----------
TOTAL INVESTMENTS--178.4%
 (Cost $566,178,539) .............................                   465,789,836
LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS--(78.4%)...................                  (204,734,476)
                                                                     -----------
NET ASSETS--100.0%................................                  $261,055,360
                                                                     ===========


NOTES:

    * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, the value of these securities amounted to $26,430,729 or 10.1% of net assets.

   ** Security has an effective maturity date less than the stated maturity date due to a call feature.

  *** Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
    + Issuer filed for protection under the Federal Bankruptcy Code.
   ++ Non income producing.

See notes to financial statements

Credit Suisse High Yield Bond Fund--Statement of Assets and Liabilities
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
 Investments in securities at value (Cost $566,178,539)
   (including repurchase agreement of $96,351,010)............................................   $        465,789,836
 Cash ........................................................................................              2,600,333
 Dividends and interest receivable ...........................................................             12,425,730
 Receivable for investments sold .............................................................                 78,000
 Prepaid expenses and other assets ...........................................................                 78,278
                                                                                                 --------------------
    Total Assets .............................................................................            480,972,177
                                                                                                 --------------------
LIABILITIES:
 Loan payable ................................................................................            121,500,000
 Collateral on securities loaned .............................................................             96,351,010
 Investments purchased .......................................................................              1,011,630
 Investment Advisory fees ....................................................................                312,336
 Administrative fees .........................................................................                 59,784
 Trustees fees ...............................................................................                  6,825
 Other Accrued expenses ......................................................................                675,232
                                                                                                 --------------------
    Total Liabilities ........................................................................   $        219,916,817
                                                                                                 ====================
NET ASSETS
 Applicable to 47,602,640 shares outstanding .................................................   $        261,055,360
                                                                                                 ====================
NET ASSETS CONSIST OF:
 Capital paid-in .............................................................................   $        462,824,403
 Accumulated distributions in excess of net investment income ................................               (167,126)
 Accumulated net realized loss on investments ................................................           (101,213,214)
 Net unrealized depreciation on investments ..................................................           (100,388,703)
                                                                                                 --------------------
                                                                                                 $        261,055,360
                                                                                                 ====================
NET ASSET VALUE PER SHARE ....................................................................                  $5.48
                                                                                                                =====

See notes to financial statements.

Credit Suisse High Yield Bond Fund--Statement of Operations for the Six Months Ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest ....................................................................................   $         27,032,991
 Dividends ...................................................................................                513,753
                                                                                                  -------------------
    Total investment income ..................................................................             27,546,744
                                                                                                  ===================
EXPENSES:
 Interest and leveraging fees (Note 5) .......................................................              4,014,460
 Investment advisory fees (Note 2) ...........................................................              1,950,934
 Administrative fees (Note 2) ................................................................                 81,368
 Custodian fees ..............................................................................                 74,639
 Printing fees ...............................................................................                 39,237
 Registration fees ...........................................................................                 27,968
 Transfer agent fees .........................................................................                 24,589
 Audit fees ..................................................................................                 20,039
 Trustees fees ...............................................................................                 17,680
 Insurance expense ...........................................................................                  1,244
 Miscellaneous expense .......................................................................                  9,173
                                                                                                  -------------------
    Total expenses ...........................................................................              6,261,331
                                                                                                  -------------------
NET INVESTMENT INCOME ........................................................................             21,285,413
                                                                                                  -------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ............................................................            (19,177,766)
 Net unrealized depreciation on investments ..................................................            (12,695,556)
                                                                                                   -------------------
 Net realized and unrealized loss on investments .............................................            (31,873,322)
                                                                                                   -------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................................................   $        (10,587,909)
                                                                                                   ===================


Statement of Changes in Net Assets



                                                                                      Six Months Ended
                                                                                         4/30/2001        Year Ended
                                                                                        (unaudited)       10/31/2000
                                                                                      ----------------   ------------
OPERATIONS:
 Net investment income ...........................................................      $ 21,285,413     $ 43,598,063
 Net realized loss on investments ................................................       (19,177,766)     (36,685,309)
 Net unrealized depreciation on investments ......................................       (12,695,556)     (45,349,903)
                                                                                        ------------     ------------
 Net decrease in net assets ......................................................       (10,587,909)     (38,437,149)
                                                                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ......................................................       (21,357,926)     (44,687,290)
                                                                                        ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Reinvestment of dividends .......................................................         6,163,621       11,282,681
                                                                                        ------------     ------------
 Net increase in net assets from capital share transactions ......................         6,163,621       11,282,681
                                                                                        ------------     ------------
 Total decrease in net assets ....................................................       (25,782,214)     (71,841,758)
                                                                                        ------------     ------------
NET ASSETS:
 Beginning of period .............................................................       286,837,574      358,679,332
                                                                                        ------------     ------------
 End of period ...................................................................      $261,055,360     $286,837,574
                                                                                        ============     ============
 Accumulated distributions in excess of
   net investment income..........................................................      $   (167,126)    $    (94,613)
                                                                                        ============     ============

See notes to financial statements.

Credit Suisse High Yield Bond Fund--Statement of Cash Flows For the Six Months Ended April 30, 2001 (unaudited)




Cash flows from operating activities:
 Interest and dividends received ...................................................    $  23,284,869
 Operating expenses paid ...........................................................      (2,288,543)
                                                                                        -------------
Net cash provided by operating activities...........................................                    $  20,996,326
Cash flows from investing activities:
 Purchases of short-term securities, net ...........................................     (93,098,533)
 Purchases of long-term securities .................................................     (59,760,337)
 Proceeds from sales of long-term securities .......................................       66,167,046
                                                                                        -------------
Net cash used for investing activities..............................................                     (86,691,824)
Cash flows from financing activities:
 Interest paid on notes payable ....................................................      (4,252,183)
 Cash dividends paid ...............................................................     (15,194,305)
 Proceeds from borrowings ..........................................................        3,000,000
 Repayments of borrowings ..........................................................     (12,000,000)
 Collateral received from securities lending, net ..................................       96,351,010
                                                                                        -------------
Net cash used for financing activities..............................................                       67,904,522
                                                                                                        -------------
Net increase in cash................................................................                        2,209,024
Cash--beginning of period...........................................................                          391,309
                                                                                                        -------------
Cash--end of period.................................................................                    $   2,600,333
                                                                                                        =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations................................                    $(10,587,909)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
 Interest expense and leveraging fees ..............................................    $   4,014,460
 Decrease in dividends and interest receivable .....................................          603,988
 Decrease in accrued expenses ......................................................          (1,597)
 Decrease in other assets ..........................................................           14,636
 Decrease in advisory fees payable .................................................         (54,712)
 Net realized loss on investments ..................................................       19,177,766
 Net unrealized depreciation on investments ........................................       12,695,556
 Net amortization of discount on investments .......................................      (4,865,862)
                                                                                        -------------
    Total adjustments...............................................................                       31,584,235
                                                                                                        -------------
Net cash provided by operating activities...........................................                    $  20,996,326
                                                                                                        =============


See notes to financial statements.

Credit Suisse High Yield Bond Fund--Notes to Financial Statements April 30, 2001 (unaudited)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse High Yield Bond Fund (formerly, DLJ High Yield Bond Fund) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

   Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost, which approximates market value.

   Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

   Dividends and distributions to shareholders: The Fund declares and pays dividends on a monthly basis. Each dividend is recorded on the ex dividend date. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

   Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

   Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets.

Credit Suisse High Yield Bond Fund--Notes to Financial Statements April 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------
Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

   Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

   Effective January 1, 2000, DLJIM merged into DLJ Asset Management Group ("DLJAM"), a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly-owned subsidiary of Donaldson Lufkin & Jenrette, Inc. ("DLJ"). On November 3, 2000, DLJ was acquired (the "Acquisition") by Credit Suisse Group ("Credit Suisse"). Credit Suisse combined the investment advisory business of DLJAM with its existing US asset management business, Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the Investment Company Act of 1940, the Fund's advisory contract with DLJAM terminated upon the consummation of the Acquisition. In anticipation of this termination, at a meeting held on October 26, 2000, the Board of Trustees of the Fund approved an interim investment advisory agreement (the "Interim Advisory Agreement") on behalf of the Fund, and on December 18, 2000 and March 23, 2001, the Board of Trustees of the Fund and the Fund's shareholders, respectively, approved a new investment advisory agreement (the "New Advisory Agreement"), in each case pursuant to which CSAM was appointed to act as investment advisor (the "Advisor"). The New Advisory Agreement, like the previous advisory agreement with DLJAM and the Interim Advisory Agreement, provides for a fee at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage). The Interim Advisory Agreement terminated upon the approval by the shareholders of the New Advisory Agreement, while the New Advisory Agreement has an initial two year term and thereafter continues automatically for successive annual periods, subject to approval by the Board of Trustees or the shareholders in the manner required by the 1940 Act. Under the New Advisory Agreement with the Fund, the Advisor provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Advisor.

   The Fund has also entered into an Administration and Support Agreement with PFPC Inc., to provide all administrative services to the Fund other than those related to investment decisions. For these administration services, the Fund will pay PFPC Inc. a fee at the annual rate of $50,000 per year.

   The Fund pays each Trustee not affiliated with CSAM $1,500 per regular quarterly board meeting attended, $500 per special board meeting attended, $250 per audit committee meeting attended and an annual retainer fee of $500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings.

   Effective April 10, 2000, Custodial Trust Co. (CTC) began service as the Fund's custodian. PFPC Inc. serves as the Fund's shareholder servicing agent (transfer agent).

Credit Suisse High Yield Bond Fund--Notes to Financial Statements April 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------
3. INVESTMENTS

   For federal income tax purposes, the cost of securities owned at April 30, 2001, was substantially the same as the cost of securities for financial statement purposes. At April 30, 2001, the aggregate gross unrealized appreciation amounted to $7,306,811, and the aggregate gross unrealized depreciation amounted to $107,695,514, resulting in net unrealized depreciation of $100,388,703.

   Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended April 30, 2001, amounted to $59,760,337 and $66,167,046, respectively.

4. FUND SHARES

   The Fund has one class of shares of beneficial interest, par value $0.001 per share; 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:


                                                            Six Months Ended
                                                             April 30, 2001       Year Ended
                                                              (unaudited)      October 31, 2000
                                                              -----------      ----------------
Shares issued through reinvestment of dividends.........       1,065,425           1,584,108
                                                               =========           =========


5. NOTES PAYABLE

   The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $200 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. The average daily amount of borrowings during the six months ended April 30, 2001 was $122,783,333, with a weighted average annualized interest rate of 6.39%.

6. CONCENTRATION OF RISK

   The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

7. LOANS OF PORTFOLIO SECURITIES

   The Fund loaned securities during the year to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income, in the form of negotiated lender's fees, which is included in interest income. On a daily

Credit Suisse High Yield Bond Fund--Notes to Financial Statements April 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------
basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collaterial is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

   The value of loaned securities and related collateral outstanding at April 30, 2001, were as follows:



                             Value of         Value of
                        Securities Loaned    Collateral
                        -----------------    ----------
                           $88,059,623       $96,351,010


   The collateral for the Fund consisted of cash which was invested in a repurchase agreement with Bear Stearns, collateralized by Fannie Mae and Federal Home Loan Mortgage Corp. notes.

Credit Suisse High Yield Bond Fund--Financial Highlights
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Fund's financial statements.


                                                   Six Months Ended
                                                       4/30/2001              Year Ended          Period Ended
                                                       ---------       -----------------------    ------------
                                                      (unaudited)      10/31/2000   10/31/1999    10/31/1998*
                                                      -----------      ----------   ----------    -----------
Net asset value, beginning of period ...........       $   6.16         $   7.98     $   8.36       $  10.00
                                                       --------         --------     --------       --------
Income from Investment Operations:
Net investment income ..........................           0.46             0.96 ++      0.98           0.24
Net realized and unrealized (loss) on
  investments...................................          (0.68)           (1.80)       (0.38)         (1.62)
                                                       --------         --------     --------       --------
   Total from investment operations.............          (0.22)           (0.84)        0.60          (1.38)
                                                       --------         --------     --------       --------
Less Distributions:
 From net investment income ....................          (0.46)           (0.98)       (0.98)         (0.24)
Offering costs charged to paid-in capital ......           0.00             0.00         0.00+         (0.02)
                                                       --------         --------     --------       --------
Net asset value, end of period .................       $   5.48         $   6.16     $   7.98       $   8.36
                                                       ========         ========     ========       ========
Market value, end of period ....................       $   6.02         $   6.19     $   8.06       $   9.56
                                                       ========         ========     ========       ========
Total return (market value) *** ................         (10.04)%         (12.15)%      (5.71)%        (1.74)%
Ratios/Supplemental Data:
 Net assets, end of period (000) ...............       $261,055         $286,838     $358,679       $359,956
 Average debt per share ........................       $   2.60         $   3.47     $   3.18       $   1.02
 Ratio of operating expenses to average net
  assets........................................           1.67%            1.61%        1.53%          1.16% **
 Ratio of interest and leveraging
   expenses to average net assets ..............           2.99%            3.20%        2.09%          0.65%
 Ratio of net investment income to
   average net assets ..........................          15.84%           12.90%       11.24%         10.48% **

Portfolio turnover .............................          54.44%           31.29%       60.23%         15.26%


    * The Fund commenced operations on July 28, 1998.
   ** Annualized.
  *** Total return (market value) is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return for periods of less than one year are not annualized. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
    + Amount rounds to less than $0.01.
   ++ Based on average shares outstanding.

Credit Suisse High Yield Bond Fund--Additional Information  (unaudited)
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

   Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

   Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by PFPC Inc. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc. as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC Inc. as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares

Credit Suisse High Yield Bond Fund--Additional Information  (unaudited)
(continued)
--------------------------------------------------------------------------------

at the net asset value per share at the close of business on the last purchase date.

   The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

   There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

   The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

   Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

   All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Managed Dividend Policy

   The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Leverage--Benefits and Risks

   The use of leverage by the Fund creates an opportunity for increased net income and capital

Credit Suisse High Yield Bond Fund--Additional Information  (unaudited)
(continued)
--------------------------------------------------------------------------------

appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Advisor in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Supplemental Information

   On December 15, 2000, Richard Lindquist, a managing director of CSAM, was assigned as the person primarily responsible for the day-to-day management of the Fund's portfolio. Since inception there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

Proxy Voting Results

   A Special Meeting of the Fund's Shareholders was held on March 23, 2001, to approve, by separate vote of the shareholders of the Fund, a new investment advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment advisor.



                  For       Against     Abstain
               ----------   -------    ---------
               23,160,583   421,012    1,003,592


   The Annual Meeting of the Fund's Shareholders was held on May 25, 2001 for the purpose of considering and acting upon the matters set forth in the Proxy Statement.

Election of Trustees of the Fund:


                                            For        Against
                                         ----------   ---------
Class I:
James S. Pasman, Jr.                     45,423,334     581,474
Class II:
Lawrence J. Fox                          45,443,631     561,177
James P. McCaughan                       44,896,008   1,008,724
Class III:
Enrique R. Arzac                         45,425,949     578,859

Credit Suisse High Yield Bond Fund--Additional Information
--------------------------------------------------------------------------------

Privacy Policy Notice (as of May 4, 2001)

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   o Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   o Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("CSAM"), CSAM Capital Inc., and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in CSAM sponsored and advised investment companies, including Credit Suisse Warburg Pincus Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you.

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